Exhibit 10.1

Execution Version

FIRST AMENDMENT AND COMMITMENT INCREASE TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT AND COMMITMENT INCREASE TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of November 22, 2021, is by and among CARRIAGE SERVICES, INC., a Delaware corporation (the “Borrower”), the banks listed as Lenders on the signature pages hereof (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).

BACKGROUND

A. The Borrower, certain of the Lenders, and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of May 13, 2021 (the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B. The Borrower has requested (i) an Incremental Revolving Commitment of $50,000,000 pursuant to Section 2.14 of the Credit Agreement and (ii) that the Lenders amend the Credit Agreement to make certain other amendments thereto, as more fully set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1. AMENDMENTS.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

“First Amendment” means that certain First Amendment and Commitment Increase to First Amended and Restated Credit Agreement, dated as of November 22, 2021, among the Borrower, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means the date that all conditions of effectiveness set forth in Section 3 of the First Amendment have been satisfied.

(b) The definition of “Fee Letter” set forth in set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

“Fee Letter” means, collectively, (i) the letter agreement, dated April 7, 2021, among the Borrower, the Administrative Agent and BofA Securities, Inc. and (ii) the letter agreement, dated November 22, 2021, among the Borrower, the Administrative Agent and BofA Securities, Inc.

(c) The last sentence of the definition of “Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

The Revolving Credit Commitments of all the Lenders on the First Amendment Effective Date shall be $200,000,000.

(d) Section 2.14(a) of the Credit Agreement is hereby amended and restated to read as follows:

(a) Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request (x) an increase in the Revolving Credit Facility (each, an “Incremental Revolving Commitment”) and/or (y) the establishment of one or more new term loan commitments (an “Incremental Term Commitment”), by an aggregate amount (for all such requests) not exceeding $75,000,000 after the First Amendment Effective Date; provided that (i) any such request for an increase shall be in a minimum amount of $10,000,000; and (ii) the Borrower may make a maximum of four (4) such requests during the term of this Agreement. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders).

(e) Schedule 2.01 of the Credit Agreement is hereby amended to be in the form of Schedule 2.01 to this First Amendment, and the Revolving Credit Commitment of each Lender is hereby amended as set forth therein and the Applicable Percentage of each Lender is hereby amended as set forth therein.

2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and both before and immediately after giving effect to this First Amendment:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents that are subject to materiality or Material Adverse Effect qualifications are true and correct in all respects on and as of the date hereof as made on and as of such date, and the representations and warranties contained in the Credit Agreement and the other Loan Documents that are not subject to materiality or Material Adverse Effect qualifications are true and correct in all material respects on and as of the date hereof as made on and as of such date, except in each case to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (c) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement;

(b) no event has occurred and is continuing which constitutes a Default or Event of Default;

(c) (i) the Borrower has full power and authority to execute and deliver this First Amendment and each Revolving Credit Note in the amount of each Lender’s Revolving Credit Commitment after giving effect to this First Amendment (the “Replacement Revolving Loan Notes”), (ii) this First Amendment and the Replacement Revolving Loan Notes have been duly executed and delivered by the Borrower and (iii) this First Amendment, the Replacement Revolving Loan Notes and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this First Amendment, the Replacement Revolving Loan Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) any Organization Documents of the Borrower or its Subsidiaries, (ii) any Law applicable to the Borrower or its Subsidiaries or (iii) any Contractual Obligation to which the Borrower or the Subsidiaries is a party; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, the Borrower of this First Amendment and the Replacement Revolving Loan Notes or (ii) the acknowledgement by each Guarantor of this First Amendment.

3. CONDITIONS OF EFFECTIVENESS. All provisions of this First Amendment shall be effective upon satisfaction of, or completion of, the following:

(a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower, each Guarantor, the Required Lenders and each Lender that is increasing its Revolving Credit Commitment;

(b) the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct;

(c) the Administrative Agent shall have received a certificate of the Borrower dated as of the First Amendment Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase and authorizing the execution, delivery and performance of this First Amendment and the Replacement Revolving Loan Notes, and (ii) certifying that, before and after giving effect to such increase, (A) each of the conditions set forth in Section 4.02 of the Credit Agreement shall have been satisfied; (B) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents that are subject to materiality and Material Adverse Effect qualifications are true and correct in all respects and the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents that are not subject to materiality or Material Adverse Effect qualifications are true and correct in all material respects, on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (c) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, and (C) no Default exists;

(d) to the extent requested by a Lender, the Administrative Agent shall have received a fully-executed Replacement Revolving Loan Note for each such Lender;

(e) all fees required to be paid to the Lenders on or before the First Amendment Effective Date shall have been paid;

(f) unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent directly to such counsel to the extent invoiced prior to or on the First Amendment Effective Date;

(g) since December 31, 2020, there shall not have occurred any event or condition that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and

(h) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

4. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon and during the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.

(b) Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

5. COSTS AND EXPENSES. The Borrower shall be obligated to pay the reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder.

6. PURCHASE/SALE BY LENDERS. Simultaneously with the satisfaction of the conditions to effectiveness set forth in Section 3 of this First Amendment, each Lender shall purchase or sell (as the case may be), without recourse, an amount of the Revolving Credit Loans outstanding such that, after giving effect to this First Amendment, the amount of each Lender’s Revolving Credit Commitment utilized and the amount of Revolving Credit Loans owed to each Lender will be equal to its Applicable Percentage thereof after giving effect to the First Amendment. The Borrower shall pay each Lender compensation for any losses pursuant to and in accordance with the provisions of Section 3.05 of the Credit Agreement as a result of any purchases or sales.

7. GUARANTOR’S ACKNOWLEDGEMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by Borrower of this First Amendment, (b) joins this First Amendment for the purpose of consenting to and being bound by the provisions thereof, (c) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, and (ii) also covers the Revolving Credit Commitments and the Revolving Credit Loans as increased by this First Amendment, (d) ratifies and confirms all of its obligations and liabilities under the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure the Secured Obligations of the Borrower under the Credit Agreement, as amended pursuant to the terms of the First Amendment; and (e) acknowledges and agrees that as of the date of the foregoing First Amendment, such Guarantor (i) does not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees, agents, attorneys or other representatives) under or in connection with its Guaranty and the other Loan Documents to which it is a party and (ii) has no offsets against, or defenses or counterclaims to, its Guaranty.

8. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

9. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state; provided that each party shall retain all rights arising under federal law. This First Amendment shall be binding upon the Borrower, the Guarantors, the Administrative Agent and each Lender and their respective successors and permitted assigns.

10. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date above written.

BORROWER:	CARRIAGE SERVICES, INC.

	By:	/s/ Carl Benjamin Brink
Carl Benjamin Brink
Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	CARRIAGE CEMETERY SERVICES, INC.
CARRIAGE CEMETERY SERVICES OF CALIFORNIA, INC.
CARRIAGE CEMETERY SERVICES OF IDAHO, INC.
CARRIAGE FLORIDA HOLDINGS, INC.
CARRIAGE FUNERAL HOLDINGS, INC. CARRIAGE FUNERAL MANAGEMENT, INC.
CARRIAGE FUNERAL SERVICES OF CALIFORNIA, INC.
CARRIAGE FUNERAL SERVICES OF KENTUCKY, INC.
CARRIAGE FUNERAL SERVICES OF MICHIGAN, INC.
CARRIAGE HOLDING COMPANY, INC.
CARRIAGE INTERNET STRATEGIES, INC.
CARRIAGE LIFE EVENTS, INC.
CARRIAGE MANAGEMENT, INC.
CARRIAGE MERGER VI, INC.
CARRIAGE MUNICIPAL CEMETERY SERVICES OF NEVADA, INC.
CARRIAGE OPERATIONS, INC.
CARRIAGE PENNSYLVANIA HOLDINGS, INC.
CARRIAGE SERVICES OF CONNECTICUT, INC.
CARRIAGE SERVICES OF LOUISIANA, INC.
CARRIAGE SERVICES OF NEVADA, INC.
CARRIAGE SERVICES OF NEW MEXICO, INC.
CARRIAGE SERVICES OF OHIO, LLC
CARRIAGE SERVICES OF OKLAHOMA, L.L.C.
CARRIAGE SERVICES OF TENNESSEE, INC.
CARRIAGE TEAM CALIFORNIA (CEMETERY), LLC
CARRIAGE TEAM CALIFORNIA
(FUNERAL), LLC

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CARRIAGE TEAM FLORIDA

        (CEMETERY), LLC

CARRIAGE TEAM FLORIDA

        (FUNERAL), LLC

CARRIAGE TEAM KANSAS, LLC

CATAUDELLA FUNERAL HOME, INC.

CFS FUNERAL SERVICES, INC.

CHC INSURANCE AGENCY OF OHIO, INC.

CLOVERDALE PARK, INC.

COCHRANE’S CHAPEL OF THE ROSES, INC.

CSI FUNERAL SERVICES OF         MASSACHUSETTS, INC.

CSRE HOLDINGS, INC.

FORASTIERE FAMILY FUNERAL SERVICE,         INC.

HORIZON CREMATION SOCIETY, INC.

HUBBARD FUNERAL HOME, INC.

PNCA, INC.

ROLLING HILLS MEMORIAL PARK

WILSON & KRATZER MORTUARIES FAIRFAX MEMORIAL FUNERAL HOME, L.L.C.

CALVARY MEMORIAL PARK,         INCORPORATED

By:	/s/ Carl Benjamin Brink
Carl Benjamin Brink
Treasurer for all

Signature Page – First Amendment and Commitment Increase [Carriage]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Joan Mok
Name:	Joan Mok
Title:	Vice President

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BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	Senior Vice President

Signature Page – First Amendment and Commitment Increase [Carriage]

REGIONS BANK, as a Lender

By:	/s/ Kyle Hene
Name:	Kyle Hene
Title:	Vice President

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PNC BANK (successor to BBVA USA),
as a Lender

By:	/s/ Andrea Kinnik
Name:	Andrea Kinnik
Title:	Senior Vice President

Signature Page – First Amendment and Commitment Increase [Carriage]

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Marc Van Horn
Name:	Marc Van Horn
Title:	Vice President

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